                       THE PAKISTAN INVESTMENT FUND, INC.

                 ---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs                            J. Antonio Quila
CHAIRMAN OF THE BOARD                      DIRECTOR
OF DIRECTORS                               Altaf M. Saleem
Warren J. Olsen                            DIRECTOR
PRESIDENT AND DIRECTOR                     Frederick B. Whittemore
Peter J. Chase                             DIRECTOR
DIRECTOR                                   James W. Grisham
John W. Croghan                            VICE PRESIDENT
DIRECTOR                                   Harold J. Schaaff, Jr.
David B. Gill                              VICE PRESIDENT
DIRECTOR                                   Joseph P. Stadler
Graham E. Jones                            VICE PRESIDENT
DIRECTOR                                   Valerie Y. Lewis
John A. Levin                              SECRETARY
DIRECTOR                                   James R. Rooney
William G. Morton, Jr.                     TREASURER
DIRECTOR                                   Joanna M. Haigney
                                           ASSISTANT TREASURER

                 ---------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
        ----------------------------------------------------------------
PAKISTANI INVESTMENT ADVISER

International Asset Management Company Limited
Sidco Avenue Centre
6th Floor
Strachen Road
Karachi, Pakistan
        ----------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
        ----------------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company (International)
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank, N.A. (Domestic)
770 Broadway
New York, New York 10003
        ----------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
        ----------------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
        ----------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

        ----------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                       ----------------------------------

                                      THE
                                    PAKISTAN
                                   INVESTMENT
                                   FUND, INC.

                             ---------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the year ended December 31, 1995, the Fund's total return, based on net asset value per share, was -42.43%, as compared with -31.14% for the IFC Index for Pakistan. With perhaps a slight sigh of relief, we mark the end of 1995--a disappointing year for emerging markets and an even worse year for Pakistan. After a year of market turmoil in Mexico, civil war in Sri Lanka and Enron follies in India, Pakistan held the dubious distinction of being the worst performing of all the emerging markets according to the MSCI emerging markets index: down 38.27% for the year. Not surprisingly, the NAV of the Pakistan Investment Fund suffered as well: down 18.89% for the fourth quarter as compared with a decline in the IFC Index of 16.73%.

The Fund's performance is disappointing even in light of Pakistan's recent problems. While it is true that we had to invest the bulk of the Fund's assets at a time when the Karachi market was at its historic high, it also should be said that our significant exposure to the cement and polyester synthetic fiber sectors was a significant drag on performance. Our underweighting in Hubco, the utility greenfield project which was the top performing stock in the market last year, didn't help either. And finally, our overweight positions in the small cap sector also contributed to our underperformance as many of these small issues led the market's decline.

Looking back at 1995, one can cite innumerable factors which contributed to the market's downfall. To name just a few: ongoing violence in Karachi, the lingering macro and microeconomic effects of the country's third consecutive poor cotton crop and some uncertainty over the government's commitment to the IMF reform program. Instead of rehashing why the violence and poor economic growth depressed the market last year, we thought it more useful to focus on what changes have been made going forward--both organizationally and strategically.

On the organizational front, we have restructured the role and responsibility of our local advisor in Karachi-- International Asset Management Company. This Morgan Stanley Asset Management affiliate has a new country manager, Farooqh Lakhani, and is now fully set up in the technological and personnel sense to provide us with the increased objective, detailed and prescient information that one needs in a market such as Pakistan. Strategically, we have done a considerable amount of portfolio restructuring over the past six months. On the sell side, we have significantly decreased our weightings in the cement, polyester synthetic fiber and small cap sectors. Cement prices remain under pressure due to oversupply and import competition from India while fiber prices have plunged worldwide due to the Chinese government's decision to pull back from the market. And, while we still retain selective exposure to the small cap sector in Pakistan, we have been of late focusing more on the larger blue chip companies whose lower betas keep them stable in choppy markets.

On the buy side, we have increased our exposure to the rapidly growing fuel and energy sector by increasing our holdings in Hubco and Sui Northern, the gas distributor for northern Pakistan. Consistent with our view that a strong cotton crop will spur a recovery in the textile sector, we have also added two textile spinners--Gadoon and Crescent Textile--to the portfolio. The other main beneficiary from an improved cotton crop will be the fertilizer sector. Accordingly, our overweight positions in Engro Chemical and Fauji Fertilizer--the two leading fertilizer manufacturers in Pakistan--should enhance performance in 1996.

It is also worth examining the extent to which last year's negative events might affect the market this year. First and foremost is the always volatile Karachi situation. Without a doubt, the security situation in Karachi deteriorated significantly last year. And, while there have been some initial attempts by the government and the MQM opposition to reach some common ground, the differences between the two sides remain substantial. Realistically, we do not expect an immediate resolution to a problem which has plagued Pakistan since its inception; what we do expect, however, is that the market will not react as sharply to such dislocations in the year ahead. For one, the Karachi situation has been effectively discounted in stock prices and locals are now more inured than ever to street turmoil in the city; and secondly, it seems that both the MQM and the government have staked out their positions with a bias towards the extreme, making it more likely for compromise in the months ahead than further disagreement.

On the subject of the cotton crop and economic reform, the news is better. Estimates are for a crop of close to 11 million bales for the fiscal year ending June 1996--a level approaching the record output of 12 million bales in 1992. The improved crop will boost GDP growth above the government's previous estimate of 6% while also improving tax collection, the budget deficit and exports. Indeed the bumper crop could not have come at a more propitious time as the IMF has been keeping a close eye on the government's handling of the reform process. As Pakistan well knows, it is always easier to take the sensitive reform measures-- such as tax reform--at a time when the economy is growing. Having just qualified for the second tranche of the stand-by loan granted in December 1995, relations with the IMF have improved considerably over the past year and as budget targets are likely to be met this year, IMF support should continue.

The government's privatization program is also likely to make some gains in 1996. Having officially corporatized PTC, the telecom monopoly at the beginning of the year, the government is looking to cement a 25% sale to a strategic investor by the end of March. This will not only bolster market confidence but be a boon to the economy as foreign reserves will increase substantially.

As an early stage emerging market, Pakistan will tend to be more volatile than its peer group--as was evidenced last year. While 1995 was painful for all concerned, it can at least be said that all the bad news is now effectively in the market. At 8x 1996 expected earnings, the market is trading at the lower end of its historic PE range and with so much bad news already in prices, small pieces of good news can have a substantial effect on the market. It is also true that the Pakistan market is very sensitive to foreign capital flows, the absence of which significantly squeezed liquidity last year. If indeed there is to be a flow of funds out of the U.S. to Asian markets, Pakistan, as the worst performing market in 1995 is bound to receive some attention.

Sincerely,

      [SIGNATURE]
Marianne L. Hay
SENIOR PORTFOLIO MANAGER

      [SIGNATURE]
Landon Thomas
PORTFOLIO MANAGER
February 9, 1996

The Pakistan Investment Fund, Inc.
Investment Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                     TOTAL RETURN (%)
                       ----------------------------------------------------------------------------

                           MARKET VALUE (1)        NET ASSET VALUE (2)          INDEX (1)(3)**
                       ------------------------  ------------------------  ------------------------
                                      AVERAGE                   AVERAGE                   AVERAGE
                        CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                       ------------------------  ------------------------  ------------------------
ONE YEAR                   -41.63%      -41.63%      -42.43%      -42.43%      -31.14%      -31.14%
SINCE INCEPTION*           -62.63       -38.70       -53.23       -31.47       -37.00       -20.63

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:
                                1993*       1994       1995
Net Asset Value Per Share     $ 14.03    $ 11.42     $ 6.57
Market Value Per Share         $15.50      $9.00      $5.25
Premium/(Discount)              10.5%     -21.2%     -20.1%
Income Dividends                    -      $0.03     $0.00#
Cap Gains Distributions             -          -     $0.00#
Fund Total Return (2)          -0.50%    -18.36%    -42.43%
Index Total Return (1)(3)**       N/A     -8.51%    -31.14%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) IFC Index for Pakistan

 * The Fund commenced operations on December 27, 1993.

** Unaudited

# Amount is less than $0.01 per share.

The Pakistan Investment Fund, Inc.
Portfolio Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            91.7%
Debt Securities               1.7%
Short-Term Investments        6.6%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Chemicals                               19.5%
Utilities - Electrical & Gas            14.0%
Textiles & Apparel                      11.1%
Building Materials & Components         10.2%
Energy Sources                          10.1%
Telecommunications                       8.4%
Banking                                  6.5%
Financial Services                       6.2%
Forest Products & Paper                  4.1%
Appliances & Household Durables          2.6%
Other                                    7.3%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                               PERCENT OF
                                               NET ASSETS
                                              -------------
       1.  Fauji Fertilizer Co. Ltd.                 9.1%
       2.  Pakistan State Oil Co. Ltd.               9.0
       3.  Pakistan Telecommunications GDR           5.1
       4.  Hub Power Co. Ltd. GDR                    4.8
       5.  D.G. Khan Cement Ltd.                     4.7

                                               PERCENT OF
                                               NET ASSETS
                                              -------------

       6.  Sui Northern Gas Co.                      4.6%
       7.  Engro Chemicals Ltd.                      3.8
       8.  Pakistan Telecommunications               3.1
       9.  Fauji Jordan Fertilizer Co. Ltd.          2.9
      10.  Pel Appliances Ltd.                       2.6
                                                 -----
                                                    49.7%
                                                 -----
                                                 -----

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
---------

DECEMBER 31, 1995

                                                                           VALUE
                                                           SHARES          (000)


---------------------------------------------------------
------------
PAKISTANI COMMON STOCKS (94.3%)
     (Unless otherwise noted)
-----------------------------------------------------------------
-------------
APPLIANCES & HOUSEHOLD DURABLES (2.6%)
    + Pel Appliances Ltd.                                 814,010   U.S.$  1,951
                                                                   -------------
-----------------------------------------------------------------
-------------
AUTOMOBILES (0.0%)
    + Indus Motor Co.                                       5,000              2
                                                                   -------------
-----------------------------------------------------------------
-------------
BANKING (6.5%)
    + Bank of Punjab                                      755,000            563
    + Bankers Equity Ltd.                                 949,520            631
    + Faysal Bank Ltd.                                  2,000,000          1,619
    + First International Investment Bank Ltd.            220,000            129
    + Muslim Commercial Bank Ltd.                       1,539,475          1,653
    + Union Bank Ltd.                                     510,500            322
                                                                   -------------
                                                                           4,917
                                                                   -------------
-----------------------------------------------------------------
-------------
BUILDING MATERIALS & COMPONENTS (10.2%)
    + Cherat Cement Ltd.                                  799,200          1,028
     Dadabhoy Cement                                    1,351,400            537
    + Dadabhoy Cement (Rights)                            686,450            273
    + Dandot Cement Co.                                   356,250            190
    + Dandot Cement Co. (Rights)                          339,062            181
     D.G. Khan Cement Ltd.                              4,109,050          3,603
 ***+ D.G. Khan Cement Ltd. (Rights)                    1,232,715            432
    + Pakland Cement                                    1,009,800          1,505
                                                                   -------------
                                                                           7,749
                                                                   -------------
-----------------------------------------------------------------
-------------
CHEMICALS (19.5%)
     Engro Chemicals Ltd.                                 702,000          2,903
     Fauji Fertilizer Co. Ltd.                          4,619,000          6,919
   *+ Fauji Jordan Fertilizer Co. Ltd.                  7,500,000          2,192
     ICI Pakistan Ltd                                     225,000            407
    + ICI Pakistan Ltd. (Rights)                          495,000            895
     Searle Pakistan                                      280,709            377
     Sitara Chemicals Industries                          689,610          1,169
    + Sitara Chemicals Industries (Rights)                     25             --
                                                                   -------------
                                                                          14,862
                                                                   -------------
-----------------------------------------------------------------
-------------
ELECTRICAL & ELECTRONICS (1.3%)
    + Pak Electronics                                     937,497            986
                                                                   -------------
-----------------------------------------------------------------
-------------
ENERGY SOURCES (10.1%)
     Pakistan Oilfields Ltd.                              377,170            882
     Pakistan State Oil Co. Ltd.                          882,518          6,835
                                                                   -------------
                                                                           7,717
                                                                   -------------
-----------------------------------------------------------------
-------------

                                                                           VALUE
                                                           SHARES          (000)

---------------------------------------------------------
------------
FINANCIAL SERVICES (6.2%)
     Atlas BOT Lease                                      605,000   U.S.$    769
 ***+ Atlas BOT Lease (Rights)                            302,500            296
    + First Punjab Modaraba                                12,480              2
    + LTV Capital Modaraba                              1,400,000            178
    + LTV Capital Modaraba (Rights)                       499,975             64
     National Development Leasing Corp.                 2,325,063          1,138
    + National Development Leasing Corp. (Rights)         170,005             83
     Orix Leasing Pakistan Ltd.                           520,590            936
    + P.I.C.I.C.                                          953,425            369
     PIL Corporation Ltd.                               1,180,200            828
    + Trust Modaraba                                      147,500             29
                                                                   -------------
                                                                           4,692
                                                                   -------------
-----------------------------------------------------------------
-------------
FOOD & HOUSEHOLD PRODUCTS (1.3%)
    + Haseeb Waqas Sugar                                3,240,000            639
    + Lever Brothers                                       20,000            395
                                                                   -------------
                                                                           1,034
                                                                   -------------
-----------------------------------------------------------------
-------------
FOREST PRODUCTS & PAPER (4.1%)
     Century Paper & Board                              1,883,150          1,858
     Packages Ltd.                                        441,200          1,302
                                                                   -------------
                                                                           3,160
                                                                   -------------
-----------------------------------------------------------------
-------------
INDUSTRIAL COMPONENTS (0.3%)
    + General Tyres & Rubber Co.                          195,000            155
    + General Tyres & Rubber Co. (Rights)                  97,500             78
                                                                   -------------
                                                                             233
                                                                   -------------
-----------------------------------------------------------------
-------------
INSURANCE (0.5%)
     Adamjee Insurance Co. Ltd.                           124,250            376
                                                                   -------------
-----------------------------------------------------------------
-------------
TELECOMMUNICATIONS (8.4%)
    + Pakistan Telecommunications                          26,542          2,385
    + Pakistan Telecommunications GDR                      44,950          3,911
  **+ T.F. Payphones Ltd.                                 350,000            129
                                                                   -------------
                                                                           6,425
                                                                   -------------
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                           VALUE
                                                           SHARES          (000)
---------------------------------------------------------
------------
TEXTILES & APPAREL (9.3%)
  **+ Artistic Denim Mills                              1,250,000   U.S.$    621
    + Crescent Textile Mills Ltd.                          27,000             17
    + Dewan Salman Fibre                                  720,625          1,738
 ***+ Dewan Salman Fibre (Rights)                         107,812             --
    + Gadoon Textile Mills                                670,000            783
    + Kohinoor Industries                                 904,601            278
    + Mohib Exports                                       492,900             58
    + Mohib Textile                                       406,500            119
    + Nishat Mills Ltd                                  2,093,002          1,789
    + Nishat Mills Ltd. (Rights)                          313,950            268
    + Pakistan Synthetic                                  480,000            365
    + Saif Textiles                                       640,656            534
    + Zahur Textile Mills                               2,130,000            171
    + Zahur Textile Mills (Rights)                      4,400,000            354
                                                                   -------------
                                                                           7,095
                                                                   -------------
-----------------------------------------------------------------
-------------
UTILITIES--ELECTRICAL & GAS (14.0%)
    + Hub Power Co. Ltd. GDR                            5,415,500          3,664
    + Ibrahim Energy                                      490,000            336
    + Karachi Electric Supply Corp.                     1,050,000            813
    + Kohinoor Power Co. Ltd.                             275,700            201
    + Nishat Tek Ltd.                                     457,486            284
    + Nishat Tek Ltd. (Rights)                                 17             --
    + Sui Northern Gas Co.                              3,999,796          3,478
    + Sui Southern Gas Co.                              2,200,937          1,898
                                                                   -------------
                                                                          10,674
                                                                   -------------
-----------------------------------------------------------------
-------------
TOTAL PAKISTANI COMMON STOCKS
     (Cost U.S. $137,238)                                                 71,873
                                                                   -------------
---------------------------------------------------------
------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
---------------------------------------------------------
------------
FIXED INCOME SECURITY (1.8%)
---------------------------------------------------------
------------
TEXTILES & APPAREL (1.8%)
     Dewan Salman Fibre 5.00%, 5/5/01 (Cost U.S.
      $2,000)                                        U.S.$  2,000          1,350
                                                                   -------------
-----------------------------------------------------------------
-------------
SHORT-TERM INVESTMENT (6.7%)
---------------------------------------------------------
------------
REPURCHASE AGREEMENT (6.7%)
     Chase Manhattan Bank, N.A., 5.35%, dated
      12/29/95, due 1/2/96, to be repurchased at
      U.S. $5,127 collateralized by U.S. $3,565
      United States Treasury Bonds 12.00%, due
      5/15/05, valued at U.S. $5,232
      (Cost U.S. $5,124)                                                   5,124
                                                                   -------------
-----------------------------------------------------------------
-------------
TOTAL INVESTMENTS (102.8%)
     (Cost U.S. $144,362)                                                 78,347
                                                                   -------------
-----------------------------------------------------------------
-------------
OTHER ASSETS (1.3%)
     Cash                                                       1
     Dividends Receivable                                     724
     Receivable for Investments Sold                          181
     Deferred Organization Costs                               52
     Interest Receivable                                       18
     Other Assets                                              10            986
                                                    -------------  -------------
-----------------------------------------------------------------
-------------
                                                       AMOUNT         AMOUNT
                                                        (000)          (000)

---------------------------------------------------------
------------
LIABILITIES (-4.1%)
     Payable for:
     Investments Purchased                          U.S.$  (2,486)
     Bank Overdraft                                          (366)
     U.S. Investment Advisory
        Fees                                                  (59)
     Professional Fees                                        (53)
     Custodian Fees                                           (51)
     Shareholder Reporting
        Expenses                                              (33)
     Pakistani Investment Advisory
        Fees                                                  (23)
     Offering Costs                                           (18)
     Administrative Fees                                      (13)
     Directors' Fees and Expenses                             (11)
     Other Liabilities                                         (1) U.S.$  (3,114)
                                                    -------------  -------------
-----------------------------------------------------------------
-------------
NET ASSETS (100%)
     Applicable to 11,604,793 issued and outstanding U.S. $0.01 par value shares
      (100,000,000 shares authorized)                               U.S.$ 76,219
                                                                   ------------
-----------------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                                           U.S.$   6.57
                                                                   ------------
-----------------------------------------------------------------
-------------
AT DECEMBER 31,1995, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
     Common Stock                                                   U.S.$    116
     Capital Surplus                                                     164,095
     Accumulated (Distributions in Excess of) Net Investment
      Income (Loss)                                                          (27)
     Accumulated Net Realized Loss                                       (21,921)
     Unrealized Depreciation on Investments
      and Foreign Currency Translations                                  (66,044)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    U.S.$ 76,219
                                                                   ------------
-----------------------------------------------------------------
-------------
   +-- Non-income producing security.
   *-- Security valued at cost-see note A-1 to financial statements.
  **-- Security valued at fair value-see note A-1 to financial statements.
 ***-- Security valued at fair value as determined based on the market value of the underlying security less subscription costs.
GDR-- Global Depositary Receipt.

December 31, 1995 exchange rate--Pakistani Rupee (PKR) 34.21580=U.S.$ 1.00

FORWARD FOREIGN CURRENCY CONTRACT INFORMATION:
  Under the terms of forward foreign currency contracts open at December 31, 1995, the Fund is obligated to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                      NET
 CURRENCY                           IN EXCHANGE   UNREALIZED
TO RECEIVE    VALUE    SETTLEMENT       FOR          GAIN
  (000)       (000)       DATE         (000)         (000)
-------------------------------------------------------------
PKR 71,109  U.S.$2,078     1/2/96    U.S.$2,078    U.S.$  --
PKR 13,563        396      1/2/96           396           --
            ---------               ------------  -----------
            U.S.$2,474               U.S.$2,474    U.S.$  --
            ---------               ------------  -----------
            ---------               ------------  -----------

    The accompanying notes are an integral part of the financial statements.

                                                                 YEAR ENDED
                                                              DECEMBER 31, 1995
STATEMENT OF OPERATIONS                                             (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends.................................................    U.S.$   1,930
  Interest..................................................              159
  Less: Foreign Taxes Withheld..............................             (299)
-------------------------------------------------------------------------------
    Total Income............................................            1,790
-------------------------------------------------------------------------------
EXPENSES
  U.S. Investment Advisory Fees.............................              978
  Custodian Fees............................................              323
  Pakistani Investment Advisory Fees........................              298
  Administrative Fees.......................................              166
  Professional Fees.........................................               82
  Shareholder Reporting Expenses............................               71
  Directors' Fees and Expenses..............................               60
  Transfer Agent Fees.......................................               14
  Other Expenses............................................              154
-------------------------------------------------------------------------------
    Total Expenses..........................................            2,146
-------------------------------------------------------------------------------
      Net Investment Loss...................................             (356)
-------------------------------------------------------------------------------
NET REALIZED LOSS
  Investment Securities Sold................................          (21,921)
  Foreign Currency Transactions.............................             (258)
-------------------------------------------------------------------------------
      Net Realized Loss.....................................          (22,179)
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED DEPRECIATION
  Investments...............................................          (33,641)
  Foreign Currency Translations.............................              (32)
-------------------------------------------------------------------------------
      Change in Unrealized Depreciation.....................          (33,673)
-------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized
 Depreciation...............................................          (55,852)
-------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.......    U.S.$ (56,208)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                             YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 1994   DECEMBER 31, 1995
STATEMENT OF CHANGES IN NET ASSETS              (000)               (000)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)..........    U.S.$    236        U.S.$   (356)
  Net Realized Gain (Loss)..............             107             (22,179)
  Change in Unrealized Depreciation.....         (32,275)            (33,673)
-------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting
   from Operations......................         (31,932)            (56,208)
-------------------------------------------------------------------------------
Distributions:
  Net Investment Income.................            (246)                (22)
  In Excess of Net Investment Income....             (58)                 (6)
  Net Realized Gain.....................              --                 (28)
-------------------------------------------------------------------------------
  Total Distributions...................            (304)                (56)
-------------------------------------------------------------------------------
Capital Share Transactions:
  Offering Costs........................             (89)                 --
  Repurchase of Shares (1,043,500
   shares)..............................         (12,602)                 --
-------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting
   from Capital Share Transactions......         (12,691)                 --
-------------------------------------------------------------------------------
  Total Decrease........................         (44,927)            (56,264)
Net Assets:
  Beginning of Period...................         177,410             132,483
-------------------------------------------------------------------------------
  End of Period (including accumulated
   undistributed (distributions in
   excess of) net investment income
   (loss) of U.S. $22 and U.S. $(27),
   respectively)........................    U.S.$132,483        U.S.$ 76,219
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                     PERIOD FROM               YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA AND     DECEMBER 27, 1993* TO   -------------------------------------
RATIOS:                           DECEMBER 31, 1993           1994                1995
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................      U.S.$  14.10          U.S.$  14.03        U.S.$  11.42
---------------------------------------------------------------------------------------------
Offering Costs................             (0.07)                (0.01)                 --
---------------------------------------------------------------------------------------------
Net Investment Income
 (Loss).......................                --                  0.02               (0.02)
Net Realized and Unrealized
 Loss on Investments..........                --                 (2.78)              (4.83)
---------------------------------------------------------------------------------------------
  Total From Investment
   Operations.................                --                 (2.76)              (4.85)
---------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income.......                --                 (0.02)              (0.00)#
  In Excess of Net Investment
   Income.....................                --                 (0.01)              (0.00)#
  Net Realized Gain...........                --                    --               (0.00)#
---------------------------------------------------------------------------------------------
  Total Distributions.........                                   (0.03)              (0.00)#
---------------------------------------------------------------------------------------------
Increase in Net Asset Value
 due to Repurchase of
 Shares.......................                --                  0.19                  --
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.......................      U.S.$  14.03          U.S.$  11.42        U.S.$   6.57
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF
 PERIOD.......................      U.S.$  15.50          U.S.$   9.00        U.S.$   5.25
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value................              9.93%               (41.76)%            (41.63)%
  Net Asset Value (1).........             (0.50)%              (18.36)%            (42.43)%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
 (THOUSANDS)..................      U.S.$177,410          U.S.$132,483        U.S.$ 76,219
---------------------------------------------------------------------------------------------
Ratio of Expenses to Average
 Net Assets...................              2.51%**               1.93%               2.20%
Ratio of Net Investment Income
 (Loss) to Average Net
 Assets.......................              0.41%**               0.15%              (0.36)%
Portfolio Turnover Rate.......                 0%                    2%                 15%
---------------------------------------------------------------------------------------------

 * Commencement of operations

 ** Annualized

 #Amount is less than U.S.$0.01 per share

(1) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

   Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income (loss) per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

----------

    The Pakistan Investment Fund, Inc. (the "Fund") was incorporated in Maryland on January 14, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 1. SECURITY VALUATION: In valuing the Fund's assets, all listed equity securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. All non-equity securities for which market quotations are readily available are valued at their market values. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

 2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

   The Fund has been granted an exemption from taxation on capital gains realized on sales of equity securities quoted on any Pakistani exchange. While this exemption is applicable for an indefinite period, there is no assurance that it will not be revoked in the future.

   Capital surplus, accumulated (distributions in excess of) net investment income (loss) and accumulated net realized loss have been adjusted for current and prior period permanent book-tax differences. Current period adjustments arose principally from differing book-tax treatments for foreign currency transactions and net operating losses.

 3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

 4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Pakistani rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation

    (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

 5. FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date. Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of losses on securities and due to permanent differences described in note A-2.

B. Morgan Stanley Asset Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. International Asset Management Company Limited (the "Pakistani Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Asset Management Inc. under terms of a contract. Under the contract, the Pakistani Adviser is paid a fee computed weekly and paid monthly at an annual rate of .30% of the Fund's average weekly net assets.

D. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company (the "Administrator"), (formerly Mutual Funds Service Company, a wholly owned subsidiary of the United States Trust Company of New York), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out of pocket expenses by the Administrator. Effective September 1, 1995, The Chase Manhattan Bank, N.A. acts as custodian for the Fund's assets held in the United States. Prior to September 1, 1995, Mutual Funds Service Company and United States Trust Company of New York provided administrative and custodian services, respectively, to the Fund under the same terms, conditions and fees as stated above.

E. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. International Custodian fees are payable monthly based on Fund assets under custody plus an amount for each transaction effected. For the year ended December 31, 1995, international custodian fees totaled $317,000, of which $50,000 was payable to the International Custodian at December 31, 1995. In addition, for the year ended December 31, 1995, the Fund has earned interest income of $2,000 and incurred interest expense of $12,000 on balances with the International Custodian.

F. During the year ended December 31, 1995, the Fund made purchases and sales totaling $14,617,000 and $18,192,000, respectively, of investment securities other than long-term U.S. Government securities and short term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1995, the U.S. Federal income tax cost basis of securities was $144,397,000 and accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $66,050,000, of which $827,000 related to appreciated securities and $66,877,000 related to depreciated securities. At December 31, 1995, the Fund had a capital loss carryforward for U.S. Federal Income tax purposes of approximately $11,037,000 available to offset future capital gains which will expire on December 31, 2003. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1995, the Fund expects to defer to January 1, 1996 for U.S. Federal income tax purposes, post-October capital losses of $10,879,000.

G. In connection with its organization and initial public offering of shares, the Fund incurred $89,000 of organization costs. The organization costs are being amortized on a straight line basis over a five year period beginning December 27, 1993, the date the Fund commenced operations.

H. At December 31, 1995, a significant portion of the Fund's net assets consist of equity securities and currency denominated in Pakistani rupees. Changes in currency exchange rates will affect the value of and investment income from such investments. Pakistani securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Pakistani securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

I. During the year ended December 31, 1994, the Board authorized the Fund to repurchase up to 1,250,000 shares of its Common Stock in the open market. During the year, the Fund repurchased 1,043,500 shares of its Common Stock at an average price per share of $12.08 and a weighted average discount of 14.95% per share. Such shares are included as authorized but unissued shares of the Fund.

J. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1995 totaled $4,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

--------------------------------------------------------------------------------
             SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                           U.S. AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                         --------------------------------------------------------------------------------------
                                                                           THREE MONTHS ENDED
                                         --------------------------------------------------------------------------------------
                                           MARCH 31, 1995        JUNE 30, 1995       SEPTEMBER 30, 1995      DECEMBER 31, 1995
                                         -------------------   ------------------   ---------------------   -------------------
                                          TOTAL    PER SHARE    TOTAL   PER SHARE   TOTAL       PER SHARE    TOTAL    PER SHARE
                                         --------  ---------   -------  ---------   ------      ---------   --------  ---------
Investment Income......................  $    275   $ 0.02     $   541   $ 0.05     $  332       $ 0.03     $    642   $ 0.06
Net Investment Income (Loss)...........  $   (367)  $(0.03)    $   (55)  $(0.00)#   $ (229)      $(0.02)    $    295   $ 0.03
Net Realized Gain (Loss) and Change in
 Unrealized Depreciation...............  $(30,224)  $(2.61)    $(8,688)  $(0.75)    $1,160       $ 0.09     $(18,100)  $(1.56)
Net Increase (Decrease) in Net Assets
 Resulting from Operations.............  $(30,591)  $(2.64)    $(8,743)  $(0.75)    $  931       $ 0.07     $(17,805)  $(1.53)
----------------------------------------------------------------------------------------------------------------------------

                                                MARCH 31, 1994       JUNE 30, 1994       SEPTEMBER 30, 1994     DECEMBER 31, 1994
                                               -----------------   ------------------   --------------------   -------------------
                                               TOTAL   PER SHARE    TOTAL   PER SHARE   TOTAL      PER SHARE    TOTAL    PER SHARE
                                               ------  ---------   -------  ---------   -----      ---------   --------  ---------
Investment Income............................  $1,204    $0.10     $ 1,065   $ 0.10     $ 698       $ 0.06     $    384   $ 0.03
Net Investment Income (Loss).................  $  438    $0.04     $   488   $ 0.04     $(205)      $(0.02)    $   (485)  $(0.04)
Net Realized Gain and Change in Unrealized
 Appreciation (Depreciation).................  $  701    $0.04     $(5,051)  $(0.43)    $ 592       $ 0.05     $(28,410)  $(2.44)
Net Increase (Decrease) in Net Assets Result-
 ing from Operations.........................  $1,139    $0.08     $(4,563)  $(0.39)    $ 387       $ 0.03     $(28,895)  $(2.48)
----------------------------------------------------------------------------------------------------------------------------

The Fund may purchase shares of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable.

# Amount is less than $0.01 per share.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED):

For the year ended December 31, 1995, the Fund expects to pass through to shareholders foreign tax credits of approximately $299,000.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of The Pakistan Investment Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Pakistan Investment Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended and for the period December 27, 1993 (commencement of operations) through December 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 9, 1996

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares, Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends and distributions.

    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

    Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                         The Pakistan Investment Fund, Inc.
                         American Stock Transfer & Trust Company
                         Dividend Reinvestment and Cash Purchase Plan
                         40 Wall Street
                         New York, NY 10005
                         1-800-278-4353